UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2006
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification Number
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On December 8, 2006, Nelson Chan stepped down as the Executive Vice President of Consumer Products Business and Corporate Marketing of SanDisk Corporation (the “Company”). In connection with Mr. Chan’s departure, on December 8, 2006, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Chan, which will become effective on December 16, 2006 (the “Effective Date”), provided that Mr. Chan does not revoke the Separation Agreement before that date.
The Separation Agreement provides that on the first business day following the Effective Date, the Company will pay Mr. Chan a lump sum of $700,000, which is approximately his most recent annual base salary plus his target bonus for fiscal year 2006 of 75% of annual salary. Mr. Chan will have the option to elect alternative health coverage for which the Company shall reimburse Mr. Chan’s premiums, subject to certain restrictions. Additionally, as of the Effective Date, Mr. Chan will receive accelerated vesting of his unvested stock options that would have vested on or before December 8, 2007 and his unvested Restricted Stock Units that would have vested on or before February 16, 2007. Among other things, the Separation Agreement also provides for a full and general release by Mr. Chan in favor of the Company, and Mr. Chan’s agreement to certain confidentiality, non-competition, non-solicitation, non-disclosure and non-disparagement obligations.
The foregoing summary of the material terms of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Separation Agreement between SanDisk Corporation and Nelson Chan, dated as of December 8, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 8, 2006

SANDISK CORPORATION
(Registrant)

By: Name:	/s/ Judy Bruner Judy Bruner
Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement between SanDisk Corporation and Nelson Chan, dated as of December 8, 2006.

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